BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Disclosure of detailed information about business combinations [text block]

The acquisition was accounted for as a business combination. The total consideration paid and the fair value of the assets acquired and liabilities assumed at the date of acquisition are summarized as follows:

($M)	Consideration
Cash paid to vendor	48,377
Total consideration	48,377

($M)	Allocation of Consideration
Capital assets	142,350
Asset retirement obligations	(66,965)
Deferred taxes	(7,767)
Crude oil inventory	2,760
Net assets acquired	70,378
Gain on business combination	(22,001)
Total net assets acquired, net of gain on business combination	48,377